Vanguard LifeStrategy® Funds

Vanguard Managed Payout Distribution Focus Fund

Vanguard Managed Payout Growth and Distribution Fund

Supplement to the Prospectuses and Summary Prospectuses

Important Changes to the Funds

The boards of trustees of the Funds have approved a reallocation of a portion of each Fund’s bond exposure from domestic bonds to international bonds. This change will not affect a Fund’s overall allocation to bonds. The Funds are expected to implement these changes in the coming months.

The Funds’ allocations to underlying bond funds will change as follows:

		Vanguard Total	Vanguard Total
		Bond Market II	International Bond
Vanguard Fund		Index Fund	Index Fund
LifeStrategy Income Fund	Before	80.0%	—
	After	64.0%	16.0%
LifeStrategy Conservative Growth Fund	Before	60.0%	—
	After	48.0%	12.0%
LifeStrategy Moderate Growth Fund	Before	40.0%	—
	After	32.0%	8.0%
LifeStrategy Growth Fund	Before	20.0%	—
	After	16.0%	4.0%
Managed Payout Distribution Focus Fund	Before	15.3%	—
	After	12.2%	3.1%
Managed Payout Growth and Distribution Fund	Before	10.2%	—
	After	8.2%	2.0%

It is expected that the expense ratio for the LifeStrategy Income Fund will increase from 0.13% to 0.14% as a result of the changes. The expense ratios for the other Funds are expected to remain unchanged.

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